EXHIBIT 10.3

William Lyon Homes, Inc.

Loan No. 906-0100

AGREEMENT FOR SEVENTH MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

This Agreement for Seventh Modification of Deeds of Trust and Other Loan Instruments (this “Seventh Modification”) is made as of October 6, 2004 by and between WILLIAM LYON HOMES, INC., a California corporation (“Borrower”) and GUARANTY BANK, a federal savings bank organized and existing under the laws of the United States (formerly known as “Guaranty Federal Bank, F.S.B.”) (“Lender”), with reference to the following facts:

A. Borrower and Lender entered into a Master Loan Agreement (the “Loan Agreement”) dated August 31, 2000, which provides for a loan of FIFTY-FIVE MILLION DOLLARS ($55,000,000.00) (the “Original Loan Amount”) to Borrower on the terms and conditions specified therein. The Loan is evidenced and secured by a revolving promissory note and other loan instruments (collectively, the “Loan Instruments”). The Loan Instruments, each executed by Lender and Borrower, were modified by:

(i)	that certain Agreement for First Modification of Deeds of Trust and Other Loan Instruments dated June 8, 2001 (“First Modification”);

(ii)	that certain Agreement For Second Modification of Deeds of Trust and Other Loan Instruments dated July 23, 2001 (“Second Modification”);

(iii)	that certain Agreement for Third Modification of Deeds of Trust and Other Loan Instruments dated December 19, 2001, (“Third Modification”);

(iv)	that certain Agreement for Fourth Modification of Deeds of Trust and Other Loan Instruments dated May 29, 2002 (“Fourth Modification”);

(v)	that certain Agreement for Fifth Modification of Deeds of Trust and Other Loan Instruments dated June 6, 2003 (“Fifth Modification”); and

(vi)	that certain Agreement for Sixth Modification of Deeds of Trust and Other Loan Instruments dated November 14, 2003 (“Sixth Modification”).

Pursuant to the terms and provisions of the First Modification, the Original Loan Amount was increased, as evidenced by a certain Amended and Restated Revolving Promissory Note executed by Borrower for the benefit of lender and dated June 8, 2001 to the maximum principal amount of SIXTY-FIVE MILLION DOLLARS ($65,000,000.00). Pursuant to the terms and provisions of the Fourth Modification, the Loan was increased, as evidenced by a certain Amended and Restated Revolving Promissory Note executed by Borrower for the benefit of Lender and dated May 29, 2002 to the maximum principal amount of SEVENTY-FIVE MILLION DOLLARS ($75,000,000.00). Pursuant to the terms and provisions of the Sixth Modification, the Loan was increased, as evidenced by a certain Third Amended and Restated Revolving Promissory Note executed by Borrower for the benefit of Lender and dated November 14, 2003 to the maximum principal amount of ONE HUNDRED TWENTY-FIVE MILLION DOLLARS ($125,000,000.00) (the “Loan”). Upon full execution, this Seventh Modification shall constitute one of the Loan Instruments. All defined terms used in this Seventh Modification shall have the meanings ascribed to them in the Loan Agreement unless the context requires otherwise.

B. At Borrower’s request, Lender has agreed to modify one or more of the Loan Instruments, as herein provided.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein, the parties hereby agree as follows:

1. Modifications. The Loan Instruments specified in Exhibit “A” attached hereto and incorporated herein by this reference are modified as set forth therein, effective upon timely satisfaction of the conditions set forth in Section 2 below. As used in this Seventh Modification and the attached Exhibit “A,” the term “Deeds of Trust” refers to the Construction Deeds of Trust (With Security Agreement, Fixture Filing and Assignment of Rents and Leases) (“Deed of Trust”), each executed by Borrower for the benefit of Lender:

as modified by the First Modification and evidenced by the Memorandums of First Modification of Deeds of Trust and Other Loan Instruments dated June 8, 2001 and recorded in the Official Records of:

(a)	Orange County, California on July 20, 2001, as Instrument No. 2001-0492777;

(b)	San Diego County, California on July 20, 2001, as Instrument No. 2001-0505154;

(c)	San Joaquin County, California on July 24, 2001, as Instrument No. 2001-01116593;

(d)	Riverside County, California on August 6, 2001 as Instrument No. 368935;

(e)	San Bernardino County, California on October 16, 2001 as Instrument No. 2001-0470256; and

(f)	Maricopa County, California on July 20, 2001, as Instrument No. 2001-0652927;

as modified by the Second Modification and evidenced by the Memorandums of Second Modification of Deeds of Trust and Other Loan Instruments dated July 23, 2001 and recorded in the Official Records of:

(g)	Orange County, California on August 31, 2001, as Instrument No. 2001-0614957;

(h)	San Diego County, California on August 31, 2001, as Instrument No. 2001-0626061;

(i)	San Joaquin County, California on August 31, 2001, as Instrument No. 2001-01144060;

(j)	Riverside County, California on August 31, 2001 as Instrument No. 426142;

(k)	San Bernardino County, California on August 31, 2001 as Instrument No. 2001-401382; and

(l)	Maricopa County, California on August 31, 2001, as Instrument No. 2001-0810003;

as modified by the Third Modification dated December 19, 2001;

as modified by the Fourth Modification and evidenced by the Memorandums of Fourth Modification of Deeds of Trust and Other Loan Instruments dated May 29, 2002 and recorded in the Official Records of:

(m)	Orange County, California on June 19, 2002, as Instrument No. 2002-0512402;

(n)	San Diego County, California on June 9, 2002, as Instrument No. 2002-0516959;

(o)	San Joaquin County, California on June 19, 2002 as Instrument No. 2002-104493;

(p)	Maricopa County, Arizona on June 19, 2002 as Instrument No. 2002-0622784;

(q)	Stanislaus County, California on June 19, 2002 as Instrument No. 2002-0078803; and

(r)	Clark County, Nevada on June 19, 2002 as Instrument No. 00696 – Book L0020619;

(1) (1084) a certain Deed of Trust dated October 16, 2002 and recorded in the Official Records of Contra Costa County, California on October 29, 2002 as Series No. 2002-0395911-00;

(2) (2151) a certain Deed of Trust dated November 22, 2002 and recorded in the Official Records of Santa Clara County, California on January 17, 2003 as Instrument No. 2003-16756674;

(3) (2156) a certain Deed of Trust dated December 6, 2002 and recorded in the Official Records of San Diego County, California on December 13, 2002 as Instrument No. 2002-1136706;

(4) (1089 & 1090) a certain Deed of Trust dated January 3, 2003 and recorded in the Official Records of Contra Costa County, California on January 7, 2003 as Series No. 2003-0008162-00;

(5) (2162) a certain Deed of Trust dated January 9, 2003 and recorded in the Official Records of Maricopa County, Arizona on January 15, 2003 as Instrument No. 2003-0052171;

(6) (1099 & 1100) a certain Deed of Trust dated May 23, 2003 and recorded in the Official Records of Maricopa County, Arizona on May 30, 2003 as Instrument No. 2003-0690830;

each as modified by the Fifth Modification and evidenced by the Memorandums of Fifth Modification of Deeds of Trust and Other Loan Instruments dated June 6, 2003 and recorded in the Official Records of:

(s)	Orange County, California on June 13, 2003, as Instrument No. 2003-000696239;

(t)	San Diego County, California on June 13, 2003, as Instrument No. 2003-0701777;

(u)	San Joaquin County, California on June 17, 2003 as Instrument No. 2003-131447;

(v)	Maricopa County, Arizona on June 13, 2003 as Instrument No. 2003-0769110;

(w)	Stanislaus County, California on June 17, 2003 as Instrument No. 2003-009720100; and

(x)	Clark County, Nevada on June 13, 2003 as Instrument No. 2003-0613-02716;

(y)	Riverside County, California on June 13, 2003 as Instrument No. 2003-438782;

(z)	Santa Clara County, California on June 16, 2003 as Serial No. 17110264; and

(aa)	Contra Costa County, California on June 16, 2003 as Instrument No. 280094;

(7) (1105) a certain Deed of Trust dated June 3, 2003 and recorded in the Official Records of Contra Costa County, California on June 13, 2003 as Series No. 2003-278107;

(8) (1103) a certain Deed of Trust dated June 13, 2003 and recorded in the Official Records of Orange County, California on July 11, 2003 as Instrument No. 2003-000819535;

(9) (1101 & 1102) a certain Deed of Trust dated June 13, 2003 and recorded in the Official Records of Clark County, Nevada on July 7, 2003 as Instrument No. 20030707-01318;

(10) (1108 & 1109) a certain Deed of Trust dated June 17, 2003 and recorded in the Official Records of Maricopa County, Arizona on June 30, 2003 as Instrument No. 2003-0852310;

(11) (1106) a certain Deed of Trust dated June 18, 2003 and recorded in the Official Records of Orange County, California on July 2, 2003 as Instrument No. 2003-000779063;

(12) (1107) a certain Deed of Trust dated June 18, 2003 and recorded in the Official Records of Orange County, California on July 2, 2003 as Instrument No. 2003-000781409;

(13) (1110 & 1111) a certain Deed of Trust dated July 21, 2003 and recorded in the Official Records of Maricopa County, Arizona on July 31, 2003 and August 16, 2003 as Instrument No. 2003-1025805;

(14) (2193) a certain Deed of Trust dated July 31, 2003 and recorded in the Official Records of San Joaquin County, California on August 12, 2003 as Instrument No. 2003-181847;

(15) (2194) a certain Deed of Trust dated August 6, 2003 and recorded in the Official Records of Santa Clara County on August 15, 2003 as Instrument No. 2003-1727295;

(16) (1112 & 1113) a certain Deed of Trust dated August 25, 2003 and recorded in the Official Records of Maricopa County, Arizona on August 29, 2003 as Instrument No. 2003-1212634;

(17) (2198) a certain Deed of Trust dated September 3, 2003 and recorded in the Official Records of Riverside County, California on September 16, 2003 as Document No. 2003-718387;

(18) (2195) a certain Deed of Trust dated September 3, 2003 and recorded in the Official Records of Santa Clara County, California on September 15, 2003 as Instrument No. 2003-17345667;

(19) (2199) a certain Deed of Trust dated September 9, 2003 and recorded in the Official Records of Maricopa County, Arizona on September 16, 2003 as Instrument No. 2003-1297882;

(20) (1114 & 1115) a certain Deed of Trust dated September 22, 2003 and recorded in the Official Records of Maricopa County, Arizona on September 30, 2003 as Instrument No. 2003-1371575;

(21) (2204) a certain Deed of Trust dated October 7, 2003 and recorded in the Official Records of Riverside County, California on October 16, 2003 as Document No. 2003-815553;

(22) (1117) a certain Deed of Trust dated October 7, 2003 and recorded in the Official Records of Orange County, California on October 23, 2003 as Instrument No. 2003-001308789;

(23) (1119 & 1120) a certain Deed of Trust dated October 21, 2003 and recorded in the Official Records of Maricopa County, Arizona on October 31, 2003 as Instrument No. 2003-1518590; and

(24) (2206) a certain Deed of Trust dated November 12, 2003 and recorded in the Official Records of Riverside County, California on November 14, 2003 as Document No. 2003-901911.

each as modified by the Sixth Modification and evidenced by the Memorandums of Sixth Modification of Deeds of Trust and Other Loan Instruments dated November 14, 2003 and recorded in the Official Records of:

(bb)	Orange County, California on December 23, 2003, as Instrument No. 2003-001511002;

(cc)	San Diego County, California on December 23, 2003, as Instrument No. 2003-1502130;

(dd)	Riverside County, California on December 23, 2003 as Document No. 2003-998474;

(ee)	Santa Clara County, California on December 24, 2003 as Instrument No. 17545737; and

(ff)	Contra Costa County, California on December 24, 2003 as Instrument No. 2003-615272.

(gg)	Maricopa County, Arizona on December 29, 2003 as Instrument No. 2003-1739422;

(hh)	Clark County, Nevada on December 30, 2003 as Instrument No. 2003-1230-01204

(ii)	San Joaquin County, California on January 9, 2004 as Instrument No. 2004-003909;

(25) (2202) a certain Deed of Trust dated October 7, 2003 and recorded in the Official Records of Orange County, California on December 2, 2003, 2003 as Instrument No. 2003-001438662;

(26) (1121 & 1122) a certain Deed of Trust dated November 21, 2003 and recorded in the Official Records of Maricopa County, Arizona on December 1, 2003 as Instrument No. 2003-1640822;

(27) (1125 & 1126) a certain Deed of Trust dated December 17, 2003 and recorded in the Official Records of Maricopa County, Arizona on December 30, 2003 as Instrument No. 2003-1745174;

(28) (1127) a certain Deed of Trust dated February 6, 2004 and recorded in the Official Records of Santa Clara County, California on February 13, 2004 as Instrument No. 17615443;

(29) (2211) a certain Deed of Trust dated January 6, 2004 and recorded in the Official Records of Santa Clara County, California on January 15, 2004 as Instrument No. 17573614;

(30) (2212) a certain Deed of Trust dated January 7, 2004 and recorded in the Official Records of Riverside County, California on January 15, 2004 as Document No. 2004-0030695;

(31) (2213) a certain Deed of Trust dated January 26, 2004 and recorded in the Official Records of Maricopa County, Arizona on March 9, 2004 as Instrument No. 2004-0241585;

(32) (1130 & 1131) a certain Deed of Trust dated January 16, 2004 and recorded in the Official Records of Maricopa County, Arizona on January 30, 2004 as Instrument No. 2004-0098299;

(33) (1132) a certain Deed of Trust dated February 9, 2004 and recorded in the Official Records of Clark County, Nevada on February 27, 2004 as Instrument No. 2004-2227-04201;

(34) (2216) a certain Deed of Trust dated February 2, 2004 and recorded in the Official Records of Maricopa County, Arizona on May 26, 2004 as Instrument No. 2004-0586206;

(35) (2214) a certain Deed of Trust dated February 5, 2004 and recorded in the Official Records of Riverside County, California on February 13, 2004 as Document No. 2004-0105884;

(36) (1134) a certain Deed of Trust dated February 6, 2004 and recorded in the Official Records of Orange County, California on February 13, 2004 as Instrument No. 2004-000111468;

(37) (2215) a certain Deed of Trust dated February 9, 2004 and recorded in the Official Records of Santa Clara County, California on February 18, 2004 as Instrument No. 04-17619000;

(38) (2222) a certain Deed of Trust dated January 30, 2004 and recorded in the Official Records of Orange County, California on February 24, 2004 as Instrument No. 2004-000139754;

(39) (1135 & 1136) a certain Deed of Trust dated February 19, 2004 and recorded in the Official Records of Maricopa County, Arizona on February 27, 2004 as Instrument No. 2004-02001556;

(40) (1133 & 1138) a certain Deed of Trust dated February 6, 2004 and recorded in the Official Records of Contra Costa County, California on March 19, 2004 as Series No. 92735;

(41) (2229) a certain Deed of Trust dated March 5, 2004 and recorded in the Official Records of Riverside County, California on March 15, 2004 as Document No. 2004-0178360;

(42) (1137) a certain Deed of Trust dated March 25, 2004 and recorded in the Official Records of Orange County, California on April 9, 2004 as Instrument No. 2004-000297893;

(43) (1141) a certain Deed of Trust dated April 1, 2004 and recorded in the Official Records of San Joaquin County, California on April 14, 2004 as Instrument No. 2004-078081;

(44) (1139 & 1140) a certain Deed of Trust dated March 18, 2004 and recorded in the Official Records of Maricopa County, Arizona on March 31, 2004 as Instrument No. 2004-0337365;

(45) (1144 & 1145) a certain Deed of Trust dated April 19, 2004 and recorded in the Official Records of Maricopa County, Arizona on April 30, 2004 as Instrument No. 2004-0479520;

(46) (2230) a certain Deed of Trust dated April 22, 2004 and recorded in the Official Records of Santa Clara County, California on May 17, 2004 as Instrument No. 17790354;

(47) (1147 & 1148) a certain Deed of Trust dated May 7, 2004 and recorded in the Official Records of Maricopa County, Arizona on May 14, 2004 as Instrument No. 2004-0539765;

(48) (1149 & 1150) a certain Deed of Trust dated May 17, 2004 and recorded in the Official Records of Maricopa County, Arizona on June 1, 2004 as Instrument No. 2004-0616422;

(49) (1151) a certain Deed of Trust dated June 21, 2004 and recorded in the Official Records of Orange County, California on July 1, 2004 as Instrument No. 2004-000603410;

(50) (1153 & 1154) a certain Deed of Trust dated June 18, 2004 and recorded in the Official Records of Maricopa County, Arizona on June 30, 2004 as Instrument No. 2004-0754818.

2. Conditions. The modifications of Section 1 above shall take effect only upon Borrower’s satisfaction, at its expense, of all of the following conditions not later than the date of this Seventh Modification:

(a) if required by Lender, delivery to Lender of one or more endorsements to the Title Policy (whether one or more) insuring the lien of the Deeds of Trust as may be required by Lender, all in form and of content acceptable to Lender, insuring that, except as set forth in this Seventh Modification, the priority of such lien is unaffected by the modifications set forth herein and that the Title Policy insuring the Deeds of Trust remains in full force and effect in the full amount of the Loan;

(b) if required by Lender, delivery to Lender of one or more duly executed recordable memorandums of this Seventh Modification (collectively, the “Seventh Memorandum”);

(c) satisfaction of such other conditions as may be set forth on Exhibit “B” attached hereto and incorporated herein by this reference, if any; and

(d) if the Loan has been guarantied (or indemnities given) or if there are junior liens encumbering the property which is encumbered by the Deeds of Trust, delivery to Lender of duly executed consents to the modifications set forth in this Seventh Modification by the guarantor(s) and/or junior lienors, as applicable, as may be set forth in Exhibit “C” attached hereto or as may be attached to the Seventh Memorandum, each incorporated herein by this reference.

3. Representations and Warranties. Borrower hereby represents and warrants that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Instruments; and all representations and warranties herein and in the other Loan Instruments are true and correct, which representations and warranties shall survive execution of this Seventh Modification. All parties who execute this Seventh Modification and any other documents required hereunder on behalf of Borrower represent and warrant that they have full power and authority to execute and deliver such documents, and that all such documents are enforceable in accordance with their terms. As of the date of this Seventh Modification, Borrower hereby acknowledges and agrees that it has no defenses, offsets or claims against Lender or the enforcement of the Loan Instruments and that Lender has not waived any of its rights or remedies under any such documents.

4. No Impairment. Except as expressly provided herein, nothing in this Seventh Modification shall alter or affect any provision, condition or covenant contained in the Loan Instruments or affect or impair any of Lender’s rights, powers or remedies thereunder. It is the intent of the parties hereto that the provisions of the Loan Instruments shall continue in full force and effect except as expressly modified hereby.

5. Miscellaneous. This Seventh Modification and the other Loan Instruments shall be governed by and interpreted in accordance with the laws of the State of California, except as they may be preempted by federal law. In any action brought or arising out of this Seventh Modification or the Loan Instruments, Borrower, and, if applicable, the general partners, members and joint venturers of Borrower, hereby consent to the jurisdiction of any federal or state court having proper venue within the State of California and also consent to the service of process by any means authorized by California or federal law. The headings used in this Seventh Modification are for convenience only and shall be disregarded in interpreting the substantive provisions of this Seventh Modification. Time is of the essence of each term of the Loan Instruments, including this Seventh Modification. If any provision of this Seventh Modification or any of the other Loan Instruments shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof. This Seventh Modification may be executed in one or more counterparts, all of which, taken together, shall constitute one and the same Seventh Modification.

6. Integration; Interpretation. The Loan Instruments, including this Seventh Modification, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations. The Loan Instruments shall not be modified except by written instrument executed by all parties. Any reference to the Loan Instruments in any of the Loan Instruments includes this Seventh Modification and any amendments, renewals or extensions approved by Lender hereunder.

IN WITNESS WHEREOF, this Agreement for Seventh Modification of Deeds of Trust and Other Loan Instruments is executed as of the date first hereinabove written.

LENDER:	GUARANTY BANK, a federal savings bank organized and existing under the laws of the United States

	By:	/S/ KENT NEWBERRY
	Name: Title:	Kent Newberry Vice President

BORROWER:	WILLIAM LYON HOMES, INC., a California corporation

	By:	/S/ MICHAEL D. GRUBBS
	Name: Title:	Michael D. Grubbs Senior Vice President and Chief Financial Officer

By:	/S/ RICHARD S. ROBINSON
Name: Title:	Richard S. Robinson Senior Vice President

William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “A”

AGREEMENT FOR SEVENTH MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Modifications)

Loan Instrument Modified	Modification
1. Third Amended and Restated Revolving Promissory Note

(i)       The Facility Expiration Date recited in the Note is hereby amended to be October 19, 2005.

(ii)      The following terms defined in the Note are hereby amended and restated as follows, and all references in the Note to such definitions shall be deemed to refer to such terms as so amended and restated:

           (A) “Base Rate Spread”: The percentage rate to be added to the Base Rate to determine the Base Interest Rate, calculated as follows, and effective on the first (1st) day of the month following Lender’s receipt of Borrower’s quarterly Financial Statement pursuant to the Loan Agreement, which receipt shall be not later than fifteen (15) days prior to an applicable change to the Base Rate Spread, keyed to Borrower’s then ratio of total liabilities to Tangible Net Worth (however no such ratio in excess of 3.25 to 1 is permitted under this Note):

	Ratio of Total Liabilities To Tangible Net Worth	Base Rate Spread
	3.25 (or less) to 1	0.00%

           (B) “Euro-Dollar Interest Rate Spread”: The percentage rate calculated as follows, and effective on the first (1st) day of the month following Lender’s receipt of Borrower’s quarterly Financial Statement pursuant to the Loan Agreement, which receipt shall be not later than fifteen (15) days prior to an applicable change to the Euro-Dollar Interest Rate, keyed to Borrower’s then ratio of total liabilities to Tangible Net Worth (however no such ratio in excess of 3.25 to 1 is permitted under this Note):

	Ratio of Total Liabilities To Tangible Net Worth	Euro-Dollar Interest Rate Spread
	3.25 – 3.00 to 1	2.35%
	2.99 – 2.50 to 1	2.25%
	2.49 (or less) to 1	2.15%
2. Loan Agreement	(i) Paragraph 19. The foregoing is hereby amended to delete the existing reference to the Facility Fee and replace the same with “FOUR HUNDRED THIRTY-SEVEN THOUSAND FIVE HUNDRED DOLLARS ($437,500.00)” (to be adjusted for amounts previously paid in December 2003, but not earned by Lender).

(ii)      Paragraph 24. As the Restricted Availability Amount shall be made available for Disbursement subject to all terms and provisions of the Loan Agreement, the maximum Loan Allocations and number of Residences set forth in Subsections (i), (ii) and (iii) of Paragraph 24 shall apply. The Maximum Loan Allocation for Finished Lots and Lots Being Actively Developed shall remain $15,000,000.00 per Approved Subdivision.

(iii)     New Paragraph 25. Paragraph 25 is hereby deleted is its entirety and a new Paragraph 25 is hereby added:

“25.    USA Patriot Act Notice. Lender hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the “Act”), it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Lender to identify Borrower in accordance with the Act.”

3. Exhibit “A” to Master Loan Agreement

(i)       Paragraph 15. Additional Defaults. Paragraph 15 is hereby amended to add a new subparagraph E to read as follows:

E.        Any breach or default beyond applicable notice or cure periods under, or with respect to, any Other Loan (as defined in Paragraph 19 below).

(ii)      Paragraph 19 – Restrictions on Availability. Paragraph 19 is hereby deleted in its entirety and amended and restated as follows:

A.       Other Loans. In the event Lender at any time extends any other loan or loans (“Other Loan”) to Borrower, total availability under the Loan shall automatically be reduced by an amount equal to the greater of (i) all amounts outstanding under such Other Loan at such time of determination, and (ii) the principal amount of Lender’s commitment to lend with respect to such Other Loan, as the same may be reduced over the term of such Other Loan, until all such outstanding amounts, and all other obligations, under and with respect to such Other

           Loan have been performed and paid in full, and Lender’s commitment to lend under such Other Loan has been terminated in its entirety. Any event of default under any Other Loan (subject to applicable notice and cure periods, if any, thereunder) shall constitute an Event of Default under the Agreement without benefit of any other notice or cure period under the Agreement. Borrower shall execute and deliver to Lender such other instruments, undertakings and agreements, including with respect to title insurance, as Lender may require in connection with the foregoing. Borrower shall reimburse Lender for all costs and expenses, including reasonable attorneys fees and costs, incurred in connection with the foregoing. In no event shall the aggregate of all Other Loans exceed an amount equal to Twenty Million Dollars ($20,000,000.00).

(iii)     Paragraph 16. Additional Loan Covenants.

A.       Paragraph 16(E). Subsection E is hereby deleted in its entirety.

B.        New Paragraph 16(L). A new subsection L is hereby added to read in full as follows:

L.        Guarantor shall deliver monthly year-to-date sales and inventory status reports on all projects under development by Guarantor within thirty (30) days of the end of each month.

William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “B”

AGREEMENT FOR SEVENTH MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Other Conditions to Modifications)

1.	Legal Fees. Borrower shall pay all legal fees and costs incurred by Lender in connection with the preparation and negotiation of this Seventh Modification.

2.	Title Endorsements/Recording Fees. Borrower shall pay all title charges and recording fees and costs incurred by Lender in connection with the requirements of Paragraphs 2(a) and 2(b) of this Seventh Modification.

3.	Consent of Guarantor(s). Guarantors of the Loan shall execute and deliver the attached Consent of Guarantor to Lender and the attached Consent to the Seventh Memorandum hereof described in Paragraph 2(b) of this Seventh Modification (suitable for recording).

4.	Consent of Junior Lienholder(s). If indicated on the attached Exhibit “C” or otherwise required by Lender, Junior Lienholders shall execute and deliver the attached Consent of Junior Lienholder and the attached Consent to the Seventh Memorandum hereof described in Paragraph 2(b) of this Seventh Modification (suitable for recording).

5.	Fees. Borrower shall pay to Lender the following non-refundable extension fees as a condition precedent to the effectiveness of this Seventh Modification, which fees shall not be applicable to payment of principal or interest due under the Note, or otherwise, and shall be retained by Lender in all events, payable upon execution of this Seventh Modification as follows:

(i)	Facility Fee. FOUR HUNDRED THIRTY-SEVEN THOUSAND FIVE HUNDRED DOLLARS ($437,500.00) for renewal of the Loan, the availability of such Loan as increased pursuant to this Seventh Modification, subject to a credit in the amount of SIXTY-TWO THOUSAND FIVE HUNDRED DOLLARS ($62,500.00) remitted to Lender by Borrower as of the effective date hereof.

William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “C”

AGREEMENT FOR SEVENTH MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Consents to Modifications)

CONSENT OF GUARANTOR

The undersigned Guarantor confirms its guaranties of Borrower’s obligations to, and indemnities in favor of, Lender under the Loan Agreement and the other Loan Instruments referenced in, and as modified by the foregoing Seventh Modification and Seventh Memorandum described therein, and consents to and accepts the foregoing modifications.

GUARANTOR:	WILLIAM LYON HOMES, a Delaware corporation

	By:	/s/ MICHAEL D. GRUBBS
	Name: Title:	Michael D. Grubbs Senior Vice President and Chief Financial Officer

	By:	/s/ RICHARD S. ROBINSON
	Name: Title:	Richard S. Robinson Senior Vice President

William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “C”

AGREEMENT FOR SEVENTH MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Consents to Modifications)

CONSENT OF JUNIOR LIENHOLDER

The undersigned is the holder of an obligation secured by a lien (the “Junior Lienholder”) against the same property, which secures, in a senior priority position, Borrower’s obligations to Lender under the Loan Agreement and the other Loan Instruments. The undersigned consents to and accepts the modifications set forth in the foregoing Seventh Memorandum and the Seventh Modification described therein, and agrees that, notwithstanding such modifications, the undersigned’s lien shall be and remain junior and subordinate to the lien of Lender to secure Borrower’s obligations, as modified herein, to the extent provided in and subject to all of the terms of the following Subordination Agreements, which Agreements remain in effect:

A) Ambridge @ Quail Hill: i) (1103) dated June 13, 2003 and recorded in the Official Records of Orange County, California on July 11, 2003 as Instrument No. 2003-000819536; ii) (1117) dated October 7, 2003 and recorded in the Official Records of Orange County, California on October 23, 2003 as Instrument No. 2003-001308789; iii) (1134) dated February 6, 2004 and recorded in the Official Records of Orange County, California on February 13, 2004 as Instrument No. 2004-0105885; (iv) (1137) dated March 25, 2004 and recorded in the Official Records of Orange County, California on April 9, 2004 as Instrument No. 2004-000297894; and (v) (1151) dated June 21, 2004 and recorded in the Official Records of Orange County, California on July 1, 2004 as Instrument No. 2004-000603412.

IRVINE COMMUNITY DEVELOPMENT COMPANY LLC, a Delaware limited liability company

By:	/s/ CYNTHIA R. DAILY
Name: Title:	Cynthia R. Daily Senior Director

By:	/s/ NICHOLAS A. REICHERT
Name: Title:	Nicholas A. Reichert Assistant Secretary